EXHIBIT XI


                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------



          Agreement made and entered into effective as of the first day of January, 1996 by and between International Business Machines Corporation (the "Company"), a New York Corporation, and Louis V. Gerstner, Jr. (the "Executive").

          Pursuant to Section 17 of the Employment Agreement dated as of March 26, 1993 between the Company and the Executive, said Agreement is amended as follows:

          1. Section 4 is amended to provide that Executive's annual Base Salary shall be $1,500,000.

          2. Section 5 is amended to provide that Executive's annual incentive award target opportunity shall be at least $2,000,000.

          3. Section 6 is amended to provide that Executive's long-term performance incentive award target opportunity shall be at least $1,500,000.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



               INTERNATIONAL BUSINESS MACHINES CORPORATION


                   /s/ Thomas J. Bouchard
               By:
                   --------------------------
                    J. Thomas Bouchard
                    Senior Vice President,
                    Human Resources



               Agreed to and accepted by:



               /s/ Louis V. Gerstner, Jr.

               ----------------------------
               Louis V. Gerstner, Jr.